UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 28, 2025
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Cricut, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40257	87-0282025
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
10855 South River Front Parkway
South Jordan, Utah 84095
(Address of principal executive offices) (Zip code)
(385) 351-0633
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CRCT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Cricut Inc. (the “Company”) 2025 Annual Meeting of Stockholders (the “Annual Meeting”), held on May 28, 2025 via live audio webcast, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the exculpation of certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law (the “Charter Amendment”). A description of the Charter Amendment was set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2025. The Charter Amendment became effective upon the filing of a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 29, 2025 (the “Certificate of Amendment”).
The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
The information set forth in Item 5.03 above is incorporated by reference herein. At its Annual Meeting held on May 28, 2025, the Company elected the following seven individuals to its Board of Directors (the “Board”). Each director will serve for the ensuing year and until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ashish Arora	789,036,358	5,882,792	19,962,173
Steven Blasnik	787,742,724	7,176,426	19,962,173
Russell Freeman	788,236,359	6,682,791	19,962,173
Jason Makler	784,388,656	10,530,494	19,962,173
Melissa Reiff	789,170,053	5,749,097	19,962,173
Billie Williamson	789,169,853	5,749,297	19,962,173
Heidi Zak	794,240,712	678,438	19,962,173
In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.	780,796,013	13,843,404	279,733	19,962,173
Proposal to ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	814,614,796	208,597	57,930	0
Proposal to approve the amendment of the Company’s Amended and Restated Certificate of Incorporation to permit the exculpation of certain officers.	785,433,595	9,157,505	328,050	19,962,173
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cricut, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cricut, Inc.

Date:	June 2, 2025	/s/ Kimball Shill
Kimball Shill
Chief Financial Officer